SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec. 240.14a-12

                        UMB Scout WorldWide Fund, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     4)   Date Filed: _________________________________________________________

Dear Shareholders:

The Board of Directors of UMB Scout WorldWide Fund, Inc. has scheduled a Special Meeting of Shareholders to be held on May 2, 2000 at 10:00 a.m. Central time at the offices of the distributor, Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, in Kansas City, Missouri. Shareholders of both the UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund are being asked to vote on several important proposals affecting their Fund. We hope that you will take the time to review the attached proxy statement and provide us with your vote on these important issues.

In addition to the re-election of the Board of Directors and the approval of the independent auditors, shareholders of each Fund are being asked to approve a new Management Agreement with the Funds' existing investment advisor and manager, UMB Bank, n.a. The proposed Agreement contains a moderate increase in the "all inclusive" management fee for each Fund, which is designed to ensure that UMB Bank, n.a. can continue to effectively manage the Funds.

Since its inception, UMB Scout WorldWide Fund has been a proven performer among global mutual funds. In addition, the overall expense levels are significantly lower than the average global fund. The fee increase is proposed in recognition of the relatively higher costs of managing a global fund and the need to maintain the high level of investment management expertise enjoyed by the Funds. If the fee increase is approved, the overall expenses of the Funds will still be below the industry average for global mutual funds.

On January 26, 2000, the Board of Directors unanimously approved each proposal and recommends that shareholders vote "FOR" each proposal. A Questions and Answers section is provided at the beginning of the proxy statement to address various questions that you may have about the fee changes, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by promptly completing, signing and returning the enclosed proxy card(s) in the enclosed postage-paid envelope.

Thank you for your continued support of UMB Scout WorldWide Fund, Inc. If you should have any questions regarding the proxy material or would like to vote your shares by telephone, please call 1 (800) 207-3158 to speak to a representative who will help you.

                                   Sincerely,


                                    Stephen S. Soden,
                                    President and Chairman of the Board
                                    UMB Scout WorldWide Fund, Inc.


                                    William B. Greiner,
                                    Executive Vice President and Chief
                                    Investment Officer of the Trust Division of UMB Bank, n.a.


                                    James L. Moffett,
                                    Executive Vice President of UMB Bank,
                                    n.a. and Portfolio Manager of the Funds

                         UMB SCOUT WORLDWIDE FUND, INC.

                              NOTICE OF SPECIAL
                             SHAREHOLDERS MEETING
                          TO BE HELD ON MAY 2, 2000

           A special meeting of the shareholders of UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund (collectively, the "Funds"), which are separate mutual funds within UMB Scout WorldWide Fund, Inc. (the "Company"), will be held on May 2, 2000 at 10:00 a.m. Central time at the offices of Jones & Babson, Inc. on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri.

During the meeting, or of any adjournments thereof (the "Meeting"), shareholders of the Funds will vote on the following Proposals:

1.    To elect a Board of Directors for the Company

2. To ratify the selection of Baird, Kurtz & Dobson as the Company's independent auditors for the fiscal year ending June 30, 2000

3. To approve a new Management Agreement between the Company, on behalf of each Fund, and UMB Bank, n.a.

4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting

The Board of Directors has fixed March 1, 2000 as the record date for determining the shareholders who will be entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal.

                                    By Order of the Board of Directors,



                                    ------------------------------
                                    Martin A. Cramer
                                    Secretary


Kansas City, Missouri
March 1, 2000

Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.

                               TABLE OF CONTENTS

                                                                 Page


PROXY STATEMENT

Questions and Answers.............................................1

Proposal One:   Election of Board of Directors....................3

Proposal Two:   Approval of Independent Auditors..................5

Proposal Three: Approval of New Management Agreement..............6

Proposal Four:  Other Business....................................10

Additional Information

Exhibit A       Form of New Management Agreement..................12

Exhibit B       UMB Directors.....................................16

                              QUESTIONS AND ANSWERS

Who is asking for my vote?

   The Board of Directors of UMB Scout WorldWide Fund, Inc. is requesting your vote on the proposals discussed in this proxy statement. The Board has unanimously approved each proposal and recommends that you vote in favor of the various proposals.

   On what issues am I being asked to vote?

   You are being asked to vote on the following proposals:

        1.   To elect a Board of Directors for the Company;

        2. To ratify the selection of Baird, Kurtz & Dobson as independent auditors for the Company for the fiscal year ending June 30, 2000;

        3. To approve a new Management Agreement between the Company, on behalf of each Fund, and UMB Bank, n.a.; and

        4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting.

   Why is the Board recommending a change in the management fees?

   Unlike most mutual funds, the Funds pay an "all inclusive" fee to their manager. Out of that fee, the manager covers the costs of providing investment management services for the Funds, as well as the costs of paying the fees of the Funds' other service providers. Management has determined that the Funds' fees are significantly below the going market rates for comparable funds and do not accurately reflect the costs required to manage the Funds, maintain qualified personnel, update technological systems, and keep pace with the increasing costs of international settlement and custody fees common to global funds. Therefore, management has proposed a new Management Agreement for the Funds that will provide for the same services as the current Agreement, except there will be a moderate fee increase. The Board has concluded that this fee increase is necessary in order to ensure that the Funds continue to maintain the high caliber of investment advice and services that they have traditionally received.

   How has the past performance and expenses of the UMB Scout WorldWide Fund compared with its peers and relevant benchmark index?


                      Average Annual Total Return
                                 as of                           Annual Fund
                           December 31, 1999                Operating Expenses

                                          Since
                      1 Year   5 Years  Inception1           Current   Proposed
UMB Scout WorldWide
Fund                  31.43%   20.02%     17.32%             0.85%     1.10%
MSCI EAFE Index       27.30%   13.15%       N/A              N/A       N/A
Lipper Global Fund
Index                 33.70%   18.25%       N/A              1.73%     1.73%

   1 September 14, 1993

    How can I vote my shares?

      By Mail: by signing, dating, voting and returning that proxy card in the enclosed postage paid envelope.

      By Phone: with a toll-free call to D.F. King & Co. Inc. at 1 (800) 207-3158 between 9:00 a.m. and 10:00 p.m. (Eastern Time).

      By Fax: by signing, dating, voting and faxing the enclosed proxy card to (212) 269-2796.

      Through the Internet:  [to be provided].

      In Person:  by attending the meeting and voting your shares.

   What will happen if there are not enough votes to approve the Management Agreement?

   It is important that shareholders complete and return signed proxy cards to ensure that there is a quorum for the Meeting. If we do not receive your proxy card after several weeks, you may be contacted by Fund officers or by our proxy solicitor, who will remind you to vote your shares and help you return your proxy. If we don't receive sufficient votes to approve an Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek more votes. If enough votes are not obtained, the Board will consider various alternatives, including possible merger with another fund or liquidation of the Fund.

   Who is eligible to vote?

   Shareholders of record at the close of business on March 1, 2000 are entitled to vote at the Meeting or any adjournment thereof (the "Meeting"). Each share of record is entitled to one vote on each matter presented at the Meeting. The votes of the shareholders of each particular Fund will be counted separately for purposes of determining whether the Management Agreement is approved for that Fund.

   PROPOSAL ONE:  To elect a Board of Directors for the Company

   The Board of Directors of the Company consists of five individuals, four of whom are independent Directors. The members of the Board serve as fiduciaries and have a duty to act in the best interest of shareholders. The Board is responsible for general oversight of the Company's business operations, is responsible for appointing officers to operate the Funds, and selects the Funds' investment manager, distributor, custodian, independent auditors and other service providers.

   The Board of Directors holds regular quarterly Board meetings at which they review the operations and investment performance of the Funds. At its meetings, the Board monitors the Funds' regulatory compliance and periodically considers the renewal of the arrangements for investment management and other services for the Funds. The independent Directors also serve on an Audit Committee (discussed in Proposal Two) that meets separately with the independent auditors and outside legal counsel each year.

   Each of the five nominees currently serves as a Director of the Company and of each of the other investment companies in the UMB Scout Funds group. The following are the names and a brief description of the business experience of each of the nominees:



     Name, Age, and Address             Business Experience
   ------------------------------------------------------------------

   Stephen S. Soden                     Mr. Soden is the President and a
   Chairman of the Board                Director (or Trustee) of Jones &
   since 2000, Age 55                   Babson, Inc. and of each of the UMB
   700 Karnes Boulevard                 Scout Funds, Babson Funds, Buffalo
   Kansas City, Missouri 64108          Funds, and Investors Mark Series
                                        Funds.  [He also serves as a
                                        Director of AFBA Five Star Funds,
                                        Inc.]  Mr. Soden has served as
                                        Chairman of the Board of Jones &
                                        Babson since 1995 and was appointed
                                        to the various funds' Boards in
                                        January, 2000.  Previously, he was
                                        the President of BMA Financial
                                        Services, Inc. and served as Senior
                                        Vice President of Jones & Babson's
                                        parent company, Businessman's
                                        Assurance Company of America.

   William E. Hoffman, DDS              Dr. Hoffman is a Director (or
   Director since 1993, Age 61          Trustee) of each investment company
   3700 West 83rd Street,               in the UMB Scout Funds group.
   Suite 206
   Prairie Village, Kansas
   66208

   Eric T. Jager                        Mr. Jager is a Director (or Trustee)
   Director since 1993, Age 56          of each investment company in the
   4800 Main Street, Suite 600          UMB Scout Funds group.  [(To be
   Kansas City, Missouri 64112          confirmed by SRSY:)  He is President
                                        of Windcrest Investment Management,
                                        Inc. and serves as Executive Vice
                                        President and Director of Bartlett
                                        Futures, Inc. (agri-business),
                                        Kansas City, Missouri.


   Stephen F. Rose                      Mr. Rose is a Director (or Trustee)
   Director since 1993, Age 51          of each investment company in the
   7373 West 107th Street               UMB Scout Funds group.  He is the
   Overland Park, Kansas 66212          President of Sun Publications, Inc.,
                                        Kansas City,   Missouri.

   Stuart Wein                          Mr. Wein is a Director (or Trustee)
   Director since 1993, Age 76          of each investment company in the
   4589 West 124th Place                UMB Scout Funds group.  He is
   Leawood, Kansas 66209                retired, and previously served as
                                        the Chairman of the Board of Milgram
                                        Food Stores, Inc., [Kansas City,
                                        Missouri].



   How often do the Directors meet and what are they paid?

   The Board of Directors meets each year on at least a quarterly basis. Each independent Director receives a total annual retainer of $3,000 for serving on the Boards of all UMB Scout Fund investment companies, plus a per meeting fee of $125 per company. The Management Agreement for each Fund provides that these fees and related Board meeting expenses are paid by the investment manager and not by the Funds. This would remain the case if shareholders approve the proposed new Management Agreement discussed in Proposal Three. As an interested Director, Mr. Soden is not compensated for his service as a Director.

   During the fiscal year ended June 30, 1999, there were four meetings of the Board and one meeting of the Audit Committee. Each of the Directors attended all of the meetings. The following table shows the amounts received by each
   Director:

                            Compensation from
                           Manager for service   Compensation from
                             on Board of UMB    Manager for service
                             Scout WorldWide      on Boards of all
      Name of Director          Fund, Inc.        UMB Scout Funds
   ------------------------------------------------------------------
   Stephen S. Soden                None                 None
   William E. Hoffman            $ 1,250              $ 7,500
   Eric T. Jager                 $ 1,250              $ 7,500
   Stephen R. Rose               $ 1,250              $ 7,500
   Stuart Wein                   $ 1,250              $ 7,500


   Who are the Executive Officers of the Funds?

   Executive Officers of the Funds are appointed by the Directors. Listed below, for each Executive Officer (with the exception of Mr. Soden, whose biographical information is included above), is a brief description of his or her age, position with the Company, and recent professional experience. The address for each officer is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

   P. Bradley Adams (39), Vice President and Treasurer. Vice President and Treasurer, Jones & Babson, Inc. and each of the UMB Scout Funds, Babson Funds and Buffalo Funds; Vice President and Chief Financial Officer AFBA Five Star Fund, Inc.; Principal Financial Officer, Investors Mark Series Fund, Inc.

   W. Guy Cooke (38), Vice President. Chief Compliance Officer, Jones & Babson, Inc.; Vice President and Chief Compliance Officer of each of the UMB Scout Funds, Babson Funds, Buffalo Funds and AFBA Five Star Fund, Inc. Mr. Cooke joined Jones & Babson in March 1998 and previously was Director of Compliance at American Century Companies (mutual funds).

   Martin A. Cramer (49), Vice President and Secretary. Vice President and Secretary, Jones & Babson, Inc. and each of the UMB Scout Funds, Babson Funds and Buffalo Funds; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.; Secretary, Investors Mark Series Fund, Inc.

   Constance E. Martin (38), Vice President. Shareholder Operations Vice President and Director, Jones & Babson, Inc.; Vice President of each of the UMB Scout Funds, Babson Funds, Buffalo Funds and AFBA Five Star Fund, Inc.

   Required Vote. Provided that a quorum is present, election of each nominee as Director requires the affirmative vote of a majority of the Company's shares present in person or by proxy at the Meeting.

   PROPOSAL TWO:  To ratify the selection of Baird, Kurtz & Dobson as the
                  Company's independent auditors for the fiscal year ending June 30, 2000

   Who are the independent auditors and what is their role?

   Baird, Kurtz & Dobson serves as the Company's independent auditors and, in that capacity, is responsible for the Funds' annual audit and for rendering an opinion on the financial statements contained in the Funds' annual report to shareholders. Investment companies are required to file audited financial statements with the Securities and Exchange Commission and to provide copies of such financial statements to shareholders annually. Baird, Kurtz & Dobson has served as the Company's independent auditors since its inception.

   How are independent auditors selected?

   The Board has a standing Audit Committee consisting of Messrs. Hoffman, Jager, Rose and Wein, all of whom are independent Directors. The Audit Committee meets with the independent auditors at least annually and reviews the maintenance of the Funds' records and the safekeeping arrangements of the Funds' custodian. The Committee also reviews both the audit and non-audit work of the Funds' independent auditors, and submits a recommendation to the full Board as to the selection of independent auditors. At a meeting held on July 28, 1999, the Audit Committee recommended, and the Board, including all of the independent Directors, selected Baird, Kurtz & Dobson, to serve as auditor for the current fiscal year ending June 30, 2000. Representatives of Baird, Kurtz & Dobson are not expected to be present at the Meeting.

   Required Vote. Provided that a quorum is present, the ratification of the selection of the independent auditors requires the affirmative vote of a majority of the Company's shares present in person or by proxy at the Meeting. The Board of Directors unanimously recommends that you vote to approve Proposal Two.

   PROPOSAL THREE:  To approve a new Management Agreement between the Company, on behalf of each Fund, and UMB Bank, n.a.

   Shareholders of each Fund are being asked to approve a new Management Agreement between the Company, on behalf of each Fund, and UMB Bank, n.a., the Funds' current investment advisor and manager. The proposed Management Agreement is identical to the current Agreement and the services provided by UMB Bank, n.a. will remain the same. However, the proposed Management Agreement contains an increase in the fee payable to UMB Bank, n.a.. A copy of the proposed form of Management Agreement as approved by the Board of Directors is included as Exhibit A to this proxy statement.

   What is the purpose of the Funds' management fees?

   The current (and proposed) Management Agreement for the Funds is different from the agreements for most mutual funds because it provides for an "all inclusive" fee paid to UMB Bank, n.a. that covers investment advisory services as well as all other services required to operate the Funds. Most other mutual funds pay a fee for investment advisory services and enter into separate fee-based agreements with a distributor, custodian, transfer agent, and other service providers. Under the Funds' Management Agreement, UMB Bank, n.a. either provides or pays for all services required to operate the Funds.

   UMB Bank, n.a.'s investment professionals provide the Funds with analysis, research and portfolio management consistent with the Funds' objectives and policies. As the Funds' investment advisor and manager, UMB Bank, n.a. makes all investment decisions and directly or indirectly arranges for the placement and execution of orders for the purchase and sale of securities and instruments. In addition, UMB Bank, n.a. provides regular reports to the Board of Directors relating to the performance and investments of each Fund. UMB Bank, n.a. also is responsible for the Funds' regulatory compliance and general administrative operations. In this regard, UMB Bank, n.a. pays all of the costs of personnel, including Directors' fees, that are required to administer the Funds. UMB Bank, n.a. also pays out of its management fee the costs of equipment, office space, facilities, and other items that are required to effectively manage Fund assets and administer the business of the Funds.

   Out of the management fees paid by the Funds, UMB Bank, n.a. also covers the costs of custody services that it provides to the Funds. In addition, UMB Bank, n.a. employs Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108-3306, at its own expense to provide services to the Funds, including the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration. UMB Bank, n.a. also arranges for Jones & Babson, Inc. to serve as the Funds' distributor at no cost to the Funds.

   Why is management recommending a fee increase?

   Management has determined that the current level of fees paid by the Funds does not accurately reflect the costs required to manage the Funds and continue to attract and maintain qualified personnel and necessary technological systems. During the past year, management of UMB Bank, n.a. and the Funds undertook a comprehensive review of the Funds' current management fees and total operating expenses, and compared those fees and expenses with those of other funds with similar asset sizes and objectives. This review indicated that the Funds' overall expense ratios were approximately 50% less than those of the average global stock fund, an amount well below the market rate for comparable funds.

   From an investment management standpoint, UMB Bank, n.a. informed the Funds that higher fees were warranted to reflect increasing costs of operations, including costs associated with retaining and attracting high-quality investment professionals and international stock analysts, as well as rising technology-related expenses. Management believes that a more competitive fee structure is necessary to help ensure that the Funds continue to receive quality investment management services. In addition, international settlement and custody costs are significantly higher for global funds than domestic funds, and management concluded that the current fee structure does not take such higher costs into account.

   What factors did the Board of Directors consider in approving the New Agreement?

   At a meeting held on January 26, 2000, the Board of Directors, including the independent Directors, approved the new Management Agreement and the change in management fees.

   In considering the proposed fee changes, the Directors reviewed materials concerning the performance of the Funds and management's analysis of the current and proposed fee changes, including the proposed fee breakpoints and anticipated impact of the fee increase on shareholders of the Funds. The Directors also considered various factors including the growing expenses associated with recruiting and retaining qualified investment and service professionals in an increasingly competitive industry, and the importance of supporting quality, long-term service by UMB Bank, n.a. to achieve solid investment performance. The Board also considered the costs associated with obtaining research and investment related information in the international securities markets, possible economies of scale, fees paid by other investment companies comparable to the Funds, and the importance of maintaining incentives to ensure that UMB Bank, n.a. will continue to be able to furnish high quality services to the Funds.

   Based upon the above factors, the Board of Directors determined that the proposed management fees were fair and reasonable and their adoption would help to ensure that the Funds continue to receive the present levels of management services.

   What are the increases in management fees under the New Agreement?

   The current annual management fee is 0.85% of the average daily net assets of each Fund. Management has proposed a schedule of fee "breakpoints" at certain levels so that the new management fees will be reduced as Fund assets grow. This allows the Funds to benefit from economies of scale. Under the proposed Management Agreement, each Fund will pay UMB Bank, n.a. management fees based upon annual rates of 1.10% of the first $500 million of average daily net assets; 1.00% of the next $500 million and 0.90% on average daily net assets over $1 billion.

   The management fees paid to UMB Bank, n.a. for the fiscal year ended June 30, 1999 were $991,992 for UMB Scout WorldWide Fund and $1,504 for UMB Scout WorldWide Select Fund (from inception on May 17, 1999 through June 30, 1999). If the proposed increase in management fee had been in effect for the fiscal year ended June 30, 1999, the fee paid to UMB Bank, n.a. for UMB Scout WorldWide Fund would have been $1,280,361, an increase of 29%; and for UMB Scout WorldWide Select Fund, the fee paid would have been $1,940, an increase of 29%.

   Current and Proposed Expenses. The following table describes the current (and proposed) fees and expenses that you would pay if you bought and held shares of the Funds.

                    UMB Scout WorldWide Fund           UMB Scout WorldWide
                                                            Select Fund
  Fund Operating
     Expenses         Current     Proposed             Current     Proposed
Management Fees         0.85%       1.10%              0.85%       1.10%
Distribution
(12b-1) Fees            None        None               None        None
Other Expenses          0.01%       0.01%              None        None
Total Annual
Operating Expenses      0.86%       1.11%              0.85%       1.10%

   The following example illustrates the expenses of an investment in the Funds under the current and proposed Management Agreements assuming an initial investment of $10,000, a 5% annual return, and that operating expenses remain the same during the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                UMB Scout WorldWide Fund          UMB Scout WorldWide
                                                       Select Fund

Year                Current      Proposed         Current      Proposed
1 year              $ 88         $  113            $87         $112
3 years             $274         $  353            $271        $350
5 years             $477         $  612
10 years            $1,061       $1,352

   Other Information About UMB Bank, n.a. The following is information about the ownership and the directors and executive officers of UMB Bank, n.a..

   UMB Bank, n.a. is a wholly-owned subsidiary of UMB Financial Corporation, an eight billion dollar financial services institution. R. Crosby Kemper is the only person who owns greater than 10% of the outstanding stock of UMB Financial Corporation, and he exercised voting control over 19.10% of the stock as of January 26, 2000.

   The Board of Directors of UMB Bank, n.a. consists of twenty four persons. The name, business address and principal occupation of each director is set forth in Exhibit B to this proxy statement.

   The following are the executive officers who are directly or indirectly responsible for the management of the Funds:

   Alexander C. Kemper, Chairman of the Board and Chief Executive Officer. Mr. Kemper also serves as President and Chief Executive Officer of UMB Financial Corporation.

   William C. Tempel, Divisional Executive Vice President. Mr. Tempel has been the head of Trust Services for UMB Bank, n.a. and its affiliates since 1997. Mr. Tempel has been with UMB and its affiliate bank UMB Bank Kansas, since 1981. His responsibilities with Commercial National Bank, the predecessor to UMB Bank Kansas, included Senior Vice President in charge of the Trust Department, President, and Chairman and CEO of UMB Bank Kansas.

   Edward J. McShane, Jr., Executive Vice President and Sr. Trust Officer. Mr. McShane has been with UMB Bank, n.a. since 1967 where he has served as Head of the Trust Department and Head of the Trust and Custody Services Division.

   William Greiner, Executive Vice President, Chief Investment Officer and Manager of the Trust Investment Division. Mr. Greiner has worked his entire career in the investment field. Prior to coming to UMB Bank, n.a. in 1999, Mr. Greiner was a Vice President and Senior Investment Counselor for Northern Trust Company in Chicago, Illinois.

   James L. Moffett, Executive Vice President. Mr. Moffett has been the portfolio manager for UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund since September 1993 and May 1999, respectively. He has also been portfolio manager of the UMB Scout Stock Fund and UMB Scout Stock Select Fund since May 1999. He is a chartered financial analyst with over 31 years of investment experience.

   What if the proposed Management Agreement is not approved by shareholders of a Fund?

   Under the Investment Company Act of 1940, shareholder approval generally is required to make any changes to a fund's investment management agreement, or to approve a new agreement. If the proposed Management Agreement is not approved for a Fund by shareholders of that Fund, the current Agreement will continue in effect until October 31, 2000 and thereafter on an annual basis if specifically approved by the Board of Directors.

   However, if shareholders of either Fund do not approve the proposed Management Agreement for their Fund, the Board will consider other options for the Fund, including the possibility of merger with another fund or liquidation of the Fund.

   Required  Vote.  Provided  that a quorum  is  present,  Proposal  Three,  the approval of a new Management Agreement for each Fund, requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the particular Fund; or (ii) 67% or more of the voting securities of the particular Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. The Board of Directors unanimously recommends that you vote to approve Proposal Three.

   PROPOSAL FOUR:  To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting

   The Directors do not intend to bring any matters before the Meeting other than Proposals One through Four and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

                             ADDITIONAL INFORMATION

   Reports to Shareholders and Financial Statements. The Funds' last audited financial statements and annual report, for the fiscal year ended June 30, 1999, and the semi-annual report dated December 31, 1999, are available free of charge. To obtain a copy, please call the Funds toll-free at 1-800-996-2862, or in the Kansas City area at 751-5900, or forward a written request to UMB Scout Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

   Principal Shareholders. As of March 1, 2000, UMB Scout WorldWide Fund had ______________ shares outstanding and total net assets of $____________; and UMB Scout WorldWide Select Fund had ______________ shares outstanding and total net assets of $____________. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Funds' management, as of March 1, 2000, the following entities held beneficially or of record more than 5% of each Fund's outstanding shares.

      Fund Name      Name and Address of          Number of          Percentage
                           Holder               Shares Owned          of Fund
                                                                     Ownership
   UMB Scout
   WorldWide Fund

   UMB Scout
   WorldWide
   Select Fund



   In addition, to the knowledge of the Funds' management, as of March 1, 2000, no Director owned 1% or more of the outstanding shares of either Fund, and the officers and Directors of the Company owned, as a group, less than 1% of each Fund's outstanding shares.

   Other Voting Information. You may attend the Meeting and vote in person or you may complete and return the proxy card. [If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.] Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals One through Four, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals One through Four, your shares will be voted FOR Proposals One through Three and to GRANT discretionary authority to the persons named in the proxy card as to any other matters that properly may come before the Meeting. You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Funds,
   (2) forwarding to the Funds a later-dated proxy card that is received by the Funds at or prior to the Meeting, or (3) attending the Meeting and voting in person.

   Solicitation of Proxies. The cost of soliciting proxies will be borne by UMB Bank, n.a. UMB Bank, n.a. reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. UMB Bank, n.a. has engaged Automatic Data Processing
   (ADP) and D.F. King to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $12,000 and $20,000. UMB Bank, n.a. expects that the solicitation will be primarily by mail, but also may include telephone or facsimile solicitations. In addition to solicitations by mail, some of the executive officers and employees of the Funds, UMB Bank, n.a. and any affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   The Notice of Meeting, the proxy cards, and the proxy statement were mailed to shareholders of record on or about March 8, 2000.

   Voting by Broker-Dealers. The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that stock exchange rules permit the broker-dealers to vote on certain routine items (such as Directors and auditors) to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the Company's outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and
   (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Abstentions and broker non-votes will be treated as votes present but not cast.

   Other Matters and Discretion of Attorneys Named in the Proxy. The Company is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Company's principal office, BMA Tower, 700 Karnes Boulevard, Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.


                               By order of the Board of Directors,




                                Martin A. Cramer
                               Secretary

Dated: March 1, 2000
Kansas City, Missouri

EXHIBIT A

Form of New Management Agreement

MANAGEMENT AGREEMENT

between

UMB BANK, n.a.

and

UMB SCOUT WORLDWIDE FUND, INC.

(on behalf of UMB Scout WorldWide Fund and UMB Scout WorldWide Select Fund) THIS AGREEMENT, made and entered into as of the ____ day of __________, 2000, by and between UMB Scout Worldwide Fund, Inc., a Maryland corporation, (the "Corporation") on behalf of its UMB Scout Worldwide Fund and
UMB Scout Worldwide Select Fund series (the "Funds"), and UMB Bank, n.a., a national bank (the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

           WHEREAS the Corporation was founded for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"), under which it is registered with the Securities and Exchange Commission, and

           WHEREAS  the  Manager  is  engaged  in  the   business  of  supplying
investment advice and management services to registered investment companies, as an independent contractor, and

           WHEREAS the Corporation and the Manager desire to enter into a contractual arrangement whereby the Manager provides investment advice and management services to the Corporation, on behalf of the Funds, for a fee,

           NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

           1. The  Corporation  hereby  employs the Manager,  for the period set forth in  Paragraph  6 hereof,  and on the terms  set  forth  herein,  to render
investment  advice  and  management  service  to  the  Funds,   subject  to  the
supervision and direction of the Board of Directors of the Corporation. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Corporation in any way, or in any other way be deemed an agent of the Corporation.

           The Manager shall furnish the Funds investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Funds' objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Corporation and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Corporation, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Corporation's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Corporation shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies, including the cost of qualifying its shares for sale in any jurisdiction, brokerage commissions or any other expenses incurred by it which are not assumed herein by the Manager.

           All property, equipment and information used by the Manager in the management and administration of the Corporation, on behalf of the Funds, shall belong to the Manager. Should the management and administrative relationship between the Corporation and the Manager terminate, the Corporation shall be entitled to, and the Manager shall provide the Corporation, a copy of all information and records in the Manager's file necessary for the Corporation to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Corporation.
           Subject to compliance with the requirements of the Act, the Manager may retain as a sub-adviser to the Funds, at the Manager's own expense, any investment adviser registered under the Investment Advisers Act of 1940, as amended.

           2. a.
The Manager shall place and execute each Fund's orders for the purchase and sale of portfolio securities with broker-dealers. Subject to the obtaining the best available prices and execution, the Manager is authorized to place orders for the purchase and sale of portfolio securities for the Funds with such broker-dealers as it may select from time to time. Subject to subparagraph (b) below, the Manager is also authorized to place transactions with brokers who provide research or statistical information or analyses to the Funds, to the Manager, or to any other client for which the Manager provides investment advisory services. Subject to obtaining the best available prices and execution, the Manager may also place brokerage transactions with broker-dealers who sell shares of the Funds. Broker-dealers who sell shares of the Funds shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Manager also agrees that it will cooperate with the Corporation to execute instructions that brokerage transactions be allocated to brokers or dealers who provide benefits directly to the Corporation or the Funds.

          b. Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Directors and officers of the Corporation, the Manager is authorized to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Funds and to other clients for which the Manager exercises investment discretion.

           c. The Manager is authorized to direct portfolio transactions to a broker which is an affiliated person of the Manager or the Corporation in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the Act, or other rules promulgated by the U.S. Securities and Exchange Commission. Any transaction placed with an affiliated broker must (i) be placed at best price and execution, and (ii) may not be a principal transaction.

           3. As compensation for the services to be rendered to the Corporation and the Funds by the Manager under the provisions of this Agreement, the Corporation agrees to pay from the assets of the Funds semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Articles of Incorporation and By-Laws as follows:
           a. One and ten one-hundredths of one percent (1.10%) of the average total net assets of each Fund for the first five hundred million ($500,000,000) in fund assets; one percent (1.00%) of the average total net assets of each Fund for the next five hundred million in fund assets ($500 million -- $1 billion); and ninety one-hundredths of one percent (0.90%) of the average total net assets of each Fund for assets over one billion.

           b. Should the Funds' normal operating expenses exclusive of taxes, interest, brokerage commission and extraordinary costs exceed limits established by any law, rule or regulation of any jurisdiction in which the Funds' shares are registered for sale, the Manager shall reimburse the Funds in the amount of the excess.

           4. It is understood and agreed that the services to be rendered by the Manager to the Corporation under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

           5. It is understood and agreed that the Directors, officers, agents, employees and shareholders of the Corporation may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Corporation as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors and other personnel of the Manager are and may continue to be officers and Directors of the Corporation, but that they receive no remuneration from the Corporation solely for acting in those capacities.

           6. This Agreement shall become effective as to each Fund pursuant to its approval by the Board of Directors of the Corporation and by the vote of a majority of the outstanding voting securities of the Fund as prescribed by the Act. It shall remain in force for an initial period of two years, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Corporation including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding voting securities of the affected Fund as prescribed by the Act (unless shareholder approval of the amendment would not be required to be consistent with the U.S. Securities and Exchange Commission interpretations of Section 15 of the Act), and by vote of a majority of the Directors of the Corporation who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Board of Directors of the Corporation to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto.

           7. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation, or by the vote of a majority of the outstanding voting shares of the Corporation as prescribed by the Act on not more than sixty (60) days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty (60) days written notice to the Corporation. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the U.S. Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Corporation or the Manager, as the case may be. As used in this Agreement, the terms "assignment," "a majority of the outstanding voting securities" and "interested persons" shall have the same meaning as similar terms contained in the Act.

           8. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Corporation or Funds in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

           9. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, nor may any new agreement become effective without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Funds as prescribed by the Act. UMB SCOUT WORLDWIDE FUND, INC.

By:

Stephen S. Soden

President

ATTEST:

Martin A. Cramer

Vice President and Secretary

[SEAL]

UMB BANK, n.a.

By:

Name

Title



ATTEST:

Name:

Title:

[SEAL]

EXHIBIT B

UMB DIRECTORS

Name/Business Address

Don R. Armacost, Jr.
President and CEO
Peterson Manufacturing Company
4200 East 135th Street
Grandview, MO  64030

J. Fred Ball
President
Balls' Price Chopper Foods
and Hen House Markets
5300 Speaker Road
Kansas City, KS  66106

Paul D. Bartlett, Jr.
Chairman of the Board
Bartlett and Company
4800 Main Street, Suite 600
Kansas City, MO  64112

Douglas M. Carolan
President and CEO
Associated Wholesale Grocers, Inc.
5000 Kansas Avenue
Kansas City, KS  66106

Robert K. Green
President
UtiliCorp United, Inc.
20 West 9th Street
Kansas City, MO  64105

Jeffrey B. Hanes
President
Carter-Waters Corporation
2440 West Pennway
Kansas City, MO  64108

Gary E. Hanman
President & CEO
Dairy Farms of America, Inc.
P.O. Box 909700
Kansas City, MO  64190-9700

Gordon F. Harton
President
Lee Company
9001 West 67th Street
Merriam, KS  66202

Barnett C. Helzberg, Jr.
President
Shirley and Barnett Helzberg Foundation
Twentieth Century Tower II
4520 Main, Suite 1050
Kansas City, MO  64111-1816

Richard F. Jones
President
Fidelity Security Life Insurance Company
3130 Broadway
Kansas City, MO  64111

Alexander C. Kemper
Chairman and CEO
UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226

R. Crosby Kemper III
Vice Chairman and President
of the St. Louis Region
UMB Bank, n.a.
P.O. Box 66919
St. Louis, MO  63166

Cathleen Dodson Macauley
Chairman and CEO
Dodson Group
92nd and State Line
Kansas City, MO  64114

Gregory S. Maday
Co-President
Conspec Marketing &
Manufacturing Co., Inc.
636 South 66th Terrace
Kansas City, KS  66111-2344


Timothy R. Murphy
President and CEO
Mid-America Holding Company
1524 N. Corrington
Kansas City, MO  64120

Edward S. Riss
Chairman of the Board
Riss Intermodal Corporation
215 West Pershing Road - #200 Kansas City, MO 64108

Dave G. Ruf, Jr.
Chairman, President and CEO
Burns & McDonnell
Engineering Company, Inc.
9400 Ward Parkway
Kansas City, MO  64114

James A. Sangster
President
UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226

L. Joshua Sosland
Vice President
Sosland Companies, Inc.
4800 Main Street, Suite 100
Kansas City, MO  64121

Charles A. Sullivan
Chairman and CEO
Interstate Brands Corporation
12 East Armour Boulevard
P.O. Box 1627
Kansas City, MO  64141

Craig D. Sutherland
Partner
Sutherland Lumber Company
4000 Main Street
Kansas City, MO  64111

Herman R. Sutherland
Managing Partner
Sutherland Lumber Company
400 Main Street
Kansas City, MO  64111

John W. Uhlmann
Chairman of the Board
The Uhlmann Company
P.O. Box 419410
Kansas City, MO  64141

William D. Wagner
President
Columbian Steel Tank Company
P.O. Box 2907
Kansas City, KS  66110

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY!








                 Please fold and detach card at perforation before mailing





PROXY                                                                 PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                         UMB SCOUT WORLDWIDE FUND, INC.
                  (on behalf of the UMB Scout WorldWide Fund)
                                   May 2, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of UMB Scout Worldwide Fund (the "Fund") that the undersigned is entitled to vote at the Special Shareholder's Meeting (the "Meeting") to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 10:00 a.m., Central time on May 2, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

                   Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ____________________________________
                                        Signature(s)

                                        ____________________________________
                                        Date



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




   PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.


                 Please fold and detach card at perforation before mailing.





This proxy is solicited on behalf of the Board of Directors of UMB Scout WorldWide Fund, Inc. (the "Company"), on behalf of the UMB Scout WorldWide Fund series (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1 (including all nominees for Director), 2, 3 and 4. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1
                                    THROUGH 4




1. Election of Directors:                         FOR all        Vote Withheld       For all nominees (except as
                                                  nominees       for all             marked to the contrary)
Stephen S. Soden   William E. Hoffman
   Stephen F. Rose    Stuart Wein
   Eric T. Jager
To withhold authority to vote for any individual nominee, write the nominees name on the line provided below.

____________________________________________________________________

   2. To ratify the selection of Baird,
      Kurtz & Dobson as the Company's              FOR             AGAINST            ABSTAIN
      independent auditors for the fiscal
      year ending June 30, 2000.

   3. To approve a new Management Agreement
      between the Company, on behalf of the        FOR             AGAINST            ABSTAIN
      Fund, and UMB Bank, n.a.

   4. To grant the proxyholders authority
      to vote upon any other  business that may    GRANT           WITHHOLD            ABSTAIN
      properly come before the Meeting or any
      adjournments thereof.



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





                 Please fold and detach card at perforation before mailing




PROXY                                                                      PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                         UMB SCOUT WORLDWIDE FUND, INC.
               (on behalf of the UMB Scout WorldWide Select Fund)
                                   May 2, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of UMB Scout Worldwide Select Fund (the "Fund") that the undersigned is entitled to vote at the Special Shareholders' Meeting (the "Meeting") to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard Kansas City, Missouri at 10:00 a.m.,
Central time on May 2, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.




 Note:  please sign exactly as your name appears on the proxy.
                   If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ____________________________________
                                        Signature(s)

                                        ____________________________________
                                        Date








              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT








PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.


                 Please fold and detach card at perforation before mailing.




This proxy is solicited on behalf of the Board of Directors of UMB Scout WorldWide Fund, Inc. (the "Company") on behalf of the UMB WorldWide Select Fund series (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1 (including all nominees for Director), 2, 3 and 4. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.


  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1
                                    THROUGH 4



1. Election of Directors:                    FOR all        Vote Withheld       For all nominees (except as
                                             nominees       for all             marked to the contrary)


     Stephen S. Soden   William E. Hoffman
     Stephen F. Rose    Stuart Wein
     Eric T. Jager

To withhold To withhold authority to vote for any individual nominee, write the nominees name on the line provided below.

____________________________________________________________________


   2. To ratify the selection of Baird,
     Kurtz & Dobson as the Company's           FOR          AGAINST             ABSTAIN
     independent auditors for the fiscal
     year ending June 30, 2000.

   3. To approve a new Management Agreement
     between the Company, on behalf of the     FOR          AGAINST             ABSTAIN
     Fund, and UMB Bank, n.a.

   4. To grant the proxyholders authority
     to vote upon any other  business tha may  GRANT        WITHHOLD            ABSTAIN
     properly come before the Meeting or any
     adjournments thereof.




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY